EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended June 17, 2003

WICHITA, Kan., July 8, 2003 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record earnings and revenues for the twelve-week second quarter ended June 17, 2003.

Highlights for the twelve week second quarter ended June 17, 2003 compared to the twelve-week second quarter ended June 11, 2002:

 -- Total revenues increased 17.9% to $25,249,000

 -- Net income increased 9.8% to $1,236,000

 -- Diluted earnings per share was $0.12

 -- New units (open less than 18 months) generated 26.3% higher average weekly sales than units in the 18-month comp base

 -- Restaurant operating income before preopening costs increased 8.4%
    to $3,777,000 or 15.0% of sales

 -- Comparable store sales decreased 0.4%

 -- Two new units were opened

Highlights for the twenty-four week second quarter ended June 17, 2003 compared to the twenty-four week second quarter ended June 11, 2002:

 -- Total revenues increased 20.9% to $52,290,000

 -- Net income increased 15.9% to $3,503,000

 -- Diluted earnings per share was $0.34

 -- New units (open less than 18 months) generated 30.6% higher average weekly sales than units in the 18-month comp base

 -- Restaurant operating income before preopening costs increased
    10.2% to $8,998,000 or 17.2% of sales

 -- Comparable store sales decreased 1.4%

 -- Four new units were opened

Steve Johnson, chief executive officer, stated, "We are proud of our accomplishments during the past quarter. Comp store growth did improve over the first quarter but remained negative in the second quarter as we were rolling over record comps of 10.7% in Q2 of 2002 and 16.2% for the last two years' cumulative Q2 comps."

The Company plans to open 10 to 12 new units during fiscal 2003. During the second quarter, the Company opened two (2) new restaurants in Denver, CO and Philadelphia, PA. One (1) unit in Arlington, VA opened on July 2, 2003. This brings the total number of restaurant openings to five for the year. Three (3) units are currently under construction, leases have been executed on four (4) additional sites, and lease negotiations have begun on two (2) additional sites.

During the quarter, the Company repurchased 117,100 shares of its common stock bringing the total shares repurchased under the current buyback plan to 588,358 shares through June 17, 2003. The Board of Directors authorized the repurchase of 500,000 shares on October 10, 2002 and an additional 500,000 shares on November 12, 2002 for a total repurchase authorization of 1,000,000 shares.

The Company currently operates 59 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host the conference call at 10 a.m. EDT on Tuesday, July 8, 2003 to discuss the fiscal 2003 second quarter earnings release. The call in number is 800-369-1141 and the confirmation code is "TENT." A recorded replay of the conference call will be available beginning July 8, 2003 through July 21, 2003. The replay call in number is 888-568-0506.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                        Total Entertainment
                          Restaurant Corp.
    Unaudited Summary Financial Data for the Second Quarter 2003
             ($ in thousands except per share amounts)

                                  Condensed Income Statements

                                   For the twelve weeks ended
                                 June 17, 2003      June 11, 2002
                               -----------------   ---------------
                                   $         %         $         %
                                 ------  --------    ------  ------
 Food and beverage            $  23,264      92.1  $ 19,501    91.1
 Entertainment and other          1,985       7.9     1,908     8.9
  Total net sales                ------  --------    ------  ------
                                 25,249     100.0    21,409   100.0
 Costs and expenses:
  Costs of sales                  6,565      26.0     5,596    26.1
  Restaurant operating
   expenses                       3,504      53.5     1,273    52.7
  Depreciation and
   amortization                   1,403       5.5     1,055     4.8
  Preopening costs                  372       1.5       361     1.7
                                 ------  --------    ------  ------
    Restaurant costs
     and expenses                21,844      86.5    18,285    85.3
                                 ------  --------    ------  ------
 Restaurant operating
  income                          3,405      13.5     3,124    14.7
 General and administrative
  expenses                        1,429       5.6     1,170     5.5
 Loss on disposal of assets          17       0.1        --      --
                                 ------  --------    ------  ------
 Income from operations           1,959       7.8     1,954     9.2
  Other income/expense:
    Other income/(expense)          --        --        --      --
    Interest expense               (45)     (0.2)     (119)   (0.5)
                                 ------  --------    ------  ------
 Income from continuing
  operations before
  income taxes                    1,914       7.6     1,835     8.7
 Provision for income taxes         678       2.7       690     3.3
                                 ------  --------    ------  ------
 Income from continuing
  operations                  $   1,236       4.9  $  1,145     5.4
 Income (loss) from
  discontinued operations            --        --      (19)   (0.1)
                                 ------  --------    ------  ------
 Net income                       1,236       4.9     1,126     5.3
                                 ======  ========    ======  ======

 Basic earnings per share:
   Income from continuing
    operations                $    0.13            $   0.13
   Loss on discontinued
    operations                       --                  --
                                 ------              ------
  Basic earnings per share    $    0.13            $   0.13
                                 ======              ======

 Diluted earnings
  per share:
   Income from continuing
    operations                $    0.12            $   0.12
   Loss on discontinued
    operations                       --                  --
                                 ------              ------
   Diluted earnings per share $    0.12            $   0.12
                                 ======              ======

 Restaurants open at
  end of period                      58                  48

 Comparable sales growth          (0.4)%              10.7%

                                 For the twenty-four weeks ended
                                  June 17, 2003       June 11, 2002
                               ------------------   -----------------
                                   $        %           $          %
                               --------    ------   -------   -------
 Food and beverage             $ 48,130      92.0  $ 39,376    91.1
 Entertainment and other          4,160       8.0     3,857     8.9
  Total net sales                    --        --        --      --
                                 52,290     100.0    43,233   100.0
 Costs and expenses:
  Costs of sales                 13,514      25.8    11,328    26.2
  Restaurant operating
   expenses                      27,019      51.7    21,673    50.1
  Depreciation and
   amortization                   2,759       5.3     2,064     4.8
  Preopening costs                  659       1.3       852     2.0
                               --------   -------  -------  -------
    Restaurant costs
     and expenses                43,951      84.1    35,917    83.1
                               --------   -------   ------- -------
 Restaurant operating
  income                          8,339      15.9     7,316    16.9
 General and
  administrative expenses         2,796       5.4     2,326     5.4
 Loss on disposal of assets          17        --        18      --
                               --------   -------  -------- -------
 Income from operations           5,526      10.5     4,972    11.5
 Other income/expense:
    Other income/(expense)           --        --        --      --
    Interest expense                (70)     (0.1)     (225)   (0.5)
                               --------   -------  -------- -------
 Income from continuing
  operations before
  income taxes                    5,456      10.4     4,747    11.0
 Provision for income taxes       1,953       3.7     1,737     4.0
                               --------   -------  -------- -------
 Income from continuing
  operations                   $  3,503       6.7  $  3,010     7.0
 Income (loss) from
  discontinued operations            --        --        13      --
                               --------   -------   ---------------
 Net income                       3,503       6.7     3,023     7.0
                               ========   =======  ======== =======

 Basic earnings per share:
   Income from continuing
    operations                 $   0.36            $   0.35
   Loss on discontinued
    operations                       --                  --
                               --------             -------
   Basic earnings per share    $   0.36            $  0.35
                               ========             =======

 Diluted earnings per share:
   Income from continuing
    operations                 $   0.34            $   0.33
   Loss on discontinued
    operations                       --                  --
                               --------             -------
   Diluted earnings
    per share                 $    0.34            $   0.33
                               ========             =======

 Restaurants open at
  end of period                      58                  48

 Comparable sales growth           (1.4)%              10.0%

                     Condensed Balance Sheets

                               June 17,  Dec. 31,
                                  2003     2002
                               --------  --------

 Current assets:
  Cash                         $    612   $ 1,116
  Other current assets            3,329     2,850
                                -------   -------
                                  3,941     3,966
 Property and equipment, net     51,150    47,213
 Intangibles and other assets     5,693     4,716
                                -------   -------
                               $ 60,784  $ 55,895
                                =======   =======

 Current liabilities:
  Current portion of
   notes payable               $    805  $     98
  Other current liabilities       9,319     9,486
                                -------   -------
                                 10,124     9,584
 Notes payable                    4,340     2,442
 Other noncurrent liabilities       705       585
 Stockholders' equity            45,615    43,284
                                -------   -------
                               $ 60,784  $ 55,895
                                =======   =======

CONTACT:  Total Entertainment Restaurant Corp.
          Jim Zielke
          (316) 634-0505, x6221
          InvestorRelations@totent.com